UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08268

Firsthand Funds

(Exact name of registrant as specified in charter)

150 Almaden Blvd., Suite 1250
San Jose, CA  95113

(Address of principal executive offices) (Zip code)

 Firsthand Capital Management, Incorporated
150 Almaden Blvd., Suite 1250
San Jose, CA  95113

(Name and address of agent for service)

Registrant's telephone number, including area code: (408) 866-7096

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CONTENTS

Performance Summary	2
President’s Letter	4
Shareholder Fee Example	6
Performance and Portfolio Discussion	8
Audit Letter	14
Portfolio of Investments	15
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	25
Additional Information	38

PERFORMANCE SUMMARY
Period Returns (Average Annual Total Returns as of 12/31/16)
FUND	1-YEAR	3-YEAR	5-YEAR	10-YEAR	GROSS EXPENSE RATIO*
Firsthand Technology Opportunities Fund	5.99%	6.50%	13.18%	9.49%	1.86%
Firsthand Alternative Energy Fund	-9.26%	-6.49%	3.90%	•	2.14%
NASDAQ Composite Index	8.97%	10.24%	17.17%	9.59%	•
S&P 500 Index	11.95%	8.85%	14.62%	6.93%	•
WilderHill Clean Energy Index	-22.12%	-16.61%	-5.34%	•	•

*
After fee waivers,  Firsthand Technology  Opportunities  Fund’s  total net operating  expenses are 1.85% and Firsthand Alternative Energy Fund’s total net operating expenses are 1.98%. Please see the Fund’s prospectus for more information about fund expenses.

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end,  please contact Firsthand Funds by calling 1.888.884.2675  or go to www. firsthandfunds.com.

The Nasdaq Composite Index (NASDAQ) is a capitalization-weighted index of all common stocks listed with NASDAQ.  The Standard & Poor’s 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The WilderHill Clean Energy Index is a market-weighted index of 58 companies in the cleaner fuel, energy conversion, energy storage, greener utilities, power delivery and conservation, and renewable energy harvesting sectors. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.  You cannot invest directly in an index.

2	2016 Annual Report

Returns Since Inception  (Average  Annual  Total Returns as of 12/31/16)

FUND (INCEPTION DATE)	AVERAGE ANNUAL TOTAL RETURNS	NASDAQ COMPOSITE INDEX	S&P 500 INDEX	WILDERHILL CLEAN ENERGY INDEX
Firsthand Technology Opportunities Fund (9/30/99)	0.06%	4.97%	5.28%	•
Firsthand Alternative Energy Fund (10/29/07)	-6.70%	8.60%	6.44%	-18.52%

Each Fund may invest in small-capitalization companies and Initial Public Offerings (‘‘IPOs’’). These investments will be more volatile than investments in large-capitalization companies and loss of principal could be greater. The Funds may invest in foreign securities, which will be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund’s portfolio may change at any time.

Holdings by Industry  - % of Net Assets (as of 12/31/16)

INDUSTRY	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Advanced Materials	•	6.3%
Advertising Technology	1.5%	•
Automotive	2.8%	4.9%
Basic Materials	•	•
Building Automation	•	•
Communications	5.2%	•
Communications Equipment	•	•
Computer	0.7%	•
Computer Storage Devices	1.5%	•
Consumer Electronics	0.9%	•
Electrical Equipment	•	2.9%
Energy Efficiency	•	12.9%
Engineering Service	•	3.4%
Environmental Services	•	1.2%
Industrials	•	6.7%
Intellectual Property	•	0.1%
Internet	38.3%	•
Materials	•	2.9%
Networking	12.7%	•
Other Electronics	•	11.3%
Renewable Energy	•	30.7%
Semiconductors	13.8%	12.0%
Social Networking	11.2%	•
Software	6.4%	•
Waste & Environment Service	•	3.1%
Investment Company	6.8%	2.1%
Net Other Assets and Liabilities	(1.8)%	(0.5)%

Portfolio holdings are subject to change.

www.firsthandfunds.com	3

PRESIDENT’S  LETTER

Fellow Shareholders,
After a rough start in the first half of 2016, the major market indices rallied in the second half to finish the year up, with the NASDAQ Composite gaining 8.97%, the S&P 500 up 11.95%, and the Dow Jones Industrial average rising 16.50%. We are disappointed to report that Firsthand Technology Opportunities Fund, up 5.99% for the year, did not do as well as its benchmarks, with advertising technology and networking companies accounting for much of the underperformance. For Firsthand Alternative Energy Fund, the year was even tougher, with the Fund finishing 2016 down -9.26%. While this was significantly better than its primary benchmark, the Wilderhill Clean Energy Index, which declined -22.12%, we are obviously not pleased with the performance, which suffered in large part from declines in our solar holdings.

A Shortage of Growth Stocks
This year saw the fewest initial public offerings (IPOs) for technology companies since 2009 (a recession year). In fact, the first tech IPO of 2016 didn’t even happen until late April (SecureWorks (SCWX), a cybersecurity spinoff from Dell). One reason for the lackluster IPO market was uninspiring performance by tech stocks in the first half of 2016, with the NASDAQ down -2.39% in Q1 and -1.58% in Q2. The uncertainty surrounding the presidential election only compounded market jitters in the second half of the year. The scarcity of IPOs is not a new development, and it’s happening in industries across the board. The costs and efforts expended in the IPO process are higher than ever, but it’s really the ongoing burden of public reporting that companies find so daunting today.  Given the ample availability of private capital today, it is not surprising that CEOs resist going public as long as they can.  This, combined with the natural process of consolidation, explains why the number of publicly traded US companies is down by nearly half over the past 20 years.

What does this mean for our funds? For one, it’s becoming more difficult to assemble a portfolio of technology growth companies. And this shortage of supply has fueled higher valuations. The fact that we are paying higher multiples for tech stocks means an earnings ‘‘miss’’ by a company is more painful than usual as inflated valuations have further to fall. Two of the leading detractors from performance for Firsthand Technology Opportunities Fund were ad tech company RocketFuel (FUEL) and network security pioneer Palo Alto Networks (PANW), which had IPOs in 2013 and 2012, with valuations of nearly $1 billion and $2.8 billion, respectively. Although we remain believers in each company’s underlying technology and long-term prospects, both are off significantly from their highs.

Finding Growth in Emerging Markets
Our goal continues to be to build portfolios of solid companies that still have plenty of growth ahead of them. During the year, we exited positions in some large companies that have seen slower growth of late, companies like Qualcomm (QCOM), ARM Holdings (ARMH), Intuit (INTU), Skyworks (SWKS), and LAM Research (LRCX), while adding positions in some younger players like Pure Storage (PSTG), Alibaba (BABA), and Tesla (TSLA). Chinese tech companies currently make up a fairly significant portion of our portfolios as we see a great deal of growth potential there in terms of consumer spending, e-commerce, mobile gaming, and social networking. Indeed, Chinese Internet giant Tencent Holdings (no U.S. symbol) was one of the top contributors to performance for Firsthand Technology Opportunities Fund in 2016. (You can read more about individual contributors to both funds’ performance on pages 8-12.)

4	2016 Annual Report

Clouds on Solar’s Horizon
As I mentioned here six months ago, solar got off to a rocky start in 2016 and fared no better in the second half, with the industry facing severe economic and political headwinds. At the end of 2015, Congress extended the solar tax credit, allowing owners of residential and commercial solar to deduct 30% of the cost of a solar system from their Federal taxes through 2019 (with the deduction going down each year after that until it hits 10% in 2022). While this would seem like a good thing for renewables, it had a negative impact on solar companies as the extension gave utilities little incentive to rush into new solar projects. This helped make solar one of the worst performing industries for Firsthand Alternative Energy Fund in 2016, with panel makers SunPower (SPWR) and First Solar (FSLR) two of the biggest detractors from Fund performance for the year.

The price of solar panels has continued to decline (module prices were down 30% in 2016), putting pressure on margins, and a 10-year low on oil prices has not helped solar’s appeal. Renewable energy in general faces uncertainty under the new Trump administration, especially given the President’s negative comments on both climate change and wind energy and his calls to support a flagging coal industry.

A Brighter Outlook for Efficiency
Over the past five years, we have shifted Firsthand Alternative Energy’s portfolio mix away from solar and toward increasing positions in energy efficiency and monitoring, which we believe hold more promise and are better able to weather a shifting political landscape for renewable energy. Government mandates for emission reduction continue to drive demand for smart meters, with the market expected to be worth roughly $18 billion by 2019. And indeed, the top contributor to the Fund in 2016 was smart metering company Itron (ITRI). Power Integrations (POWI), which specializes in power electronics, was also a leading performer for the Fund this year, reaching record quarterly revenues in Q3.

It is expected that a Trump administration will be business friendly and to that end many anticipate a corporate tax rate cut among other pro-growth reforms. While that may give U.S. companies a boost in 2017, lingering global uncertainty over Britain’s potentially drawn-out exit from the European Union, the ongoing refugee crisis, and continuing political unrest will continue to have an impact on our markets. While technology stocks tend to be one of the more volatile market sectors, we will continue to seek out those companies that we believe hold the best potential for steady, long-term growth.

Thank you for your investment in Firsthand Funds.

Sincerely,

Kevin Landis
President, Firsthand Funds

Data and statistics presented have been calculated using data from Yahoo!Finance. All expressions of opinion are subject to change without notice.

www.firsthandfunds.com	5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Example — In general, mutual fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees, and exchange fees; and (2) ongoing costs, including management  fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that Firsthand Funds (‘‘Trust’’) does not charge transaction fees for 12b-1 distribution and service fees, though you may incur transaction fees if you purchase shares through a broker.

The example on the following page is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses — The section of the table at right entitled ‘‘Actual’’ provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section entitled ‘‘Actual’’ under the heading ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period. If your account is an IRA or other tax-qualified savings plan, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for  Comparison Purposes — The section of the table at right entitled ‘‘Hypothetical’’ provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

6	2016 Annual Report

SHAREHOLDER FEE EXAMPLE (UNAUDITED) - continued

Firsthand Technology Opportunities  Fund

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$1,125.40	$9.88	1.85%
Hypothetical**	$1,000	$1,015.84	$9.37	1.85%

Firsthand Alternative  Energy Fund

	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$1,027.20	$10.09	1.98%
Hypothetical**	$1,000	$1,015.18	$10.03	1.98%

*
Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 184/366 (to reflect the one-half year period).

**	5% return per year before expenses.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

www.firsthandfunds.com	7

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Performance and Portfolio Discussion

How did the Fund perform in 2016?
Firsthand Technology Opportunities Fund (TEFQX) posted a gain of 5.99% in 2016 versus an 8.97% gain for the NASDAQ Composite Index and an 11.95% gain for the S&P 500 Index. For the six months ended December 31, 2016, Firsthand Technology Opportunities Fund was up 12.54% compared to increases of 11.89% and 7.82% for the NASDAQ Composite Index and the S&P 500 Index, respectively.

Which industries had the greatest impact on the Fund’s performance?
For the period ended December 31, 2016, Internet companies represented the portfolio’s largest industry weighting, followed by holdings in the semiconductor and networking industries. The portfolio’s exposure to the advertising technology and networking industries contributed most to the Fund’s underperformance versus its primary benchmark in 2016.

Which individual  holdings were the largest contributors to the Fund’s performance?
The top contributor to Fund performance during the period was InvenSense (INVN), which finished the year up 25.02%. The company, which supplies chips to device makers including Apple (AAPL) and Samsung (no U.S. symbol), struggled in the first half of the year as its customers suffered through slowing mobile phone sales. We took the opportunity to increase the size of the Fund’s InvenSense position by 50% in the first half of the year. We were rewarded later in the year when it was announced that the company was being acquired by Japanese chipmaker TDK (TTDKY).

Arista Networks (ANET) was another top contributor, up 24.32% in 2016. Arista struggled early in the year, with investors worried that the ‘‘open networking’’ trend could negatively affect the company’s bottom line. Although Microsoft (MSFT) recently released networking software allowing customers to choose from a variety of switching vendors, Arista has consistently reported revenue and earnings beats as it has continued to take market share from rival Cisco (CSCO). Arista also recently added router functionality to its product line and scored a big initial customer in Netflix (NFLX).

Chinese Internet giant Tencent Holdings (no U.S. symbol) was a strong performer for the Fund in 2016, up 24.32% for the year. Tencent did well for most of the year, though shares slid modestly in Q4. During 2016, the company signed an exclusive deal with the U.S.’s National Basketball Association to broadcast games in China, as well as a deal with Disney (DIS) for exclusive online distribution of Star Wars movies. Tencent owns WeChat, China’s largest online messaging service, which reported 846 million active monthly users as of the end of Q3. The company also overtook both Alibaba (BABA) and state-run China Mobile to become Asia’s most valuable company.

8	2016 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued
Performance and Portfolio Discussion

Chipmaker Exar (EXAR) and telecommunications giant Qualcomm (QCOM) round out the top five contributors in 2016, up 75.86% and 30.43%, respectively. Exar’s big jump came mid-year on the news that it had struck a deal to sell its Integrated Memory Logic subsidiary to a Chinese consortium for $136 million in cash. Qualcomm saw strong performance in 2016 as demand continues to grow for its wireless chipsets; the Fund sold out of its position in the company in October.

Which holdings were the greatest detractors from the Fund’s performance?
The largest detractor from Fund performance for the period was Rocket Fuel (FUEL), which was down 51.00% for the year. The advertising technology industry has seen increased competition since Rocket Fuel’s 2013 initial public offering and the company has struggled to turn a profit.

Palo Alto Networks (PANW) was another negative contributor for the period, down 29.01%. Growth at the cybersecurity giant has begun to slow and the company is also contending with a market shift toward cloud computing and the new security solutions it requires.

The Fund initiated a position in Fitbit (FIT) in June after shares had already slipped 52.42% since the end of 2015, but the wearable heavyweight continued to slide during the second half of the year. Fitbit ramped up spending during the period to help launch several new products, but the added expenses led to a significant deterioration in earnings. Investors had expected the extra spending and new product lineup to pay off in December with an uptick in holiday sales, but when the company issued light Q4 guidance, shares plunged and finished 2016 down 75.26%.

Twitter (TWTR) and Workday (WDAY) round out the top five biggest detractors from Fund performance for the period, down 29.56% and 17.06%, respectively. Twitter shares, which jumped in Q3 on takeover rumors, stumbled badly in the fourth quarter on news that Alphabet (GOOG), Disney (DIS), and Apple (AAPL) decided against bidding for the company. Workday, which offers financial and human capital management software, saw its shares see-saw in 2016, up big in Q3 (22.79%) then down big in Q4 (-27.92%). In the fourth quarter, the company reported delays in some multinational customer deals.

www.firsthandfunds.com	9

Fund Performance and Holdings Information  (as of 12/31/16)
Firsthand Technology Opportunities Fund vs. Market Indices

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	NASDAQ COMPOSITE INDEX	S&P 500 INDEX
Since Inception (9/30/99)	0.06%	4.97%	5.28%
10-Year	9.49%	9.59%	6.93%
5-Year	13.18%	17.17%	14.62%
3-Year	6.50%	10.24%	8.85%
1-Year	5.99%	8.97%	11.95%

GROWTH  OF A HYPOTHETICAL $10,000  INVESTMENT

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end,  please contact Firsthand Funds by calling 1.888.884.2675  or go to www. firsthandfunds.com.

HOLDINGS BY INDUSTRY*	% NET ASSETS
Internet	38.3%
Semiconductors	13.8%
Networking	12.7%
Social Networking	11.2%
Software	6.4%
Communications	5.2%
Automotive	2.8%
Advertising Technology	1.5%
Computer Storage Devices	1.5%
Consumer Electronics	0.9%
Computer	0.7%
Net Other Assets and Liabilities	5.0%

TOP 10 HOLDINGS**	% NET ASSETS
Arista Networks, Inc.	9.4%
Facebook, Inc.	9.0%
Tencent Holdings, Ltd.	8.4%
InvenSense, Inc.	7.5%
Netflix, Inc.	5.6%
Alphabet, Inc.	5.5%
Amazon.com, Inc.	4.9%
Equinix, Inc.	4.7%
Alibaba Group Holding Ltd.	4.6%
Exar Corp.	3.5%

*
Based on percentage of net assets as of 12/31/16.  **Top 10 stock holdings total 63.1% of net assets. These holdings are current as of 12/31/16,  and may not be representative of current or future investments.

10	2016 Annual Report

FIRSTHAND  ALTERNATIVE ENERGY FUND
Performance and Portfolio Discussion

How did the Fund perform in 2016?
Firsthand Alternative  Energy Fund (ALTEX) posted a -9.26% loss versus a loss of -22.12% for the WilderHill Clean Energy Index and an 11.95% gain for the S&P 500 Index. For the six months ended December 31, 2016, Firsthand Alternative Energy Fund was up 2.72% compared to a -3.61 decline for the WilderHill Clean Energy Index and a 7.82% increase for the S&P 500 Index.

Which industries had the greatest impact on the Fund’s performance?
For the period ended December 31, 2016, the renewable energy industry represented the portfolio’s largest weighting, followed by holdings in the energy efficiency and semiconductor industries. The portfolio’s exposure to the renewable energy industry contributed most to the Fund’s relative outperformance versus its primary benchmark in 2016.

Which individual  holdings were the largest contributors to the Fund’s performance?
A leading contributor to Fund performance for the period was smart metering company Itron (ITRI), which finished 2016 up 73.71%. Itron is the world’s largest smart meter provider and we believe it is well positioned to capitalize on the growing demand for energy metering. Analysts anticipate the market to be worth roughly $18 billion by 2019, with significant demand driven by government mandates for emission reduction and increased energy efficiency.

Even though we reduced our position by 40% during the year, Power Integrations (POWI) was another top contributor during the period, finishing the year up 39.52%. The company supplies integrated circuits for use in high-voltage power conversion and its products are used in smartphones and other mobile devices as well as TVs, PCs, and appliances. Much of its success in 2016 came from the smartphone market as manufacturers look to increase battery life while simultaneously reducing charging time—a feat that requires more energy efficient components. Power Integrations reached a record $100 million in quarterly revenue in Q3 thanks in large part to the company’s energy efficient InnoSwitch.

Although the Fund took some profits during the year in Quanta Services (PWR), the energy infrastructure firm was nonetheless a top performer for the Fund in 2016, up 72.10%. The best performance for shares of Quanta came in the fourth quarter, during which infrastructure stocks benefited from the ‘‘Trump rally’’ following the November presidential election, with investors anticipating a Trump administration push to spend big on energy, roads, and bridges.

www.firsthandfunds.com	11

FIRSTHAND ALTERNATIVE ENERGY FUND - continued
Performance and Portfolio Discussion

Chipmaker Exar (EXAR) and thin-film technology company Intevac (IVAC) round out the top five contributors in 2016, up 75.86% and 81.53%, respectively. Exar’s big jump came mid-year on the news that it had struck a deal to sell its Integrated Memory Logic subsidiary to a Chinese consortium for $136 million in cash. Intevac saw increased revenues in 2016, driven by its hard disk drive business and its thin-film equipment division, which saw its backlog grow 139% year-over-year.

Which holdings were the greatest detractors from the Fund’s performance?
Falling prices of solar panels took a toll on shares of panel maker SunPower (SPWR), which was a leading detractor from Fund performance  during the year. Prices on modules fell 30% in 2016, which helped shares of SunPower finish the period down -77.97%. The company was particularly hard hit in the third quarter after lowering revenue guidance and forecasting a loss for the year. The company announced cost cutting plans in late December, which include a 25% workforce reduction and the phasing out of its lower-efficiency panels.

These same pressures negatively  impacted the largest solar equipment maker in the United States—First Solar (FSLR)—making it another significant detractor from Fund performance during the year. A 10-year low for oil prices is also exerting pricing pressure on solar. Like rival SunPower, First Solar announced a 25% reduction in staffing levels while refocusing on the development of higher-efficiency panels. First Solar finished the period down 51.37%.

In November 2016, Tesla (TSLA) bought SolarCity (SCTY). The acquisition gave the Fund 0.11 shares of Tesla for each SolarCity share it owned, and the combined investment represented a net negative for the Fund in 2016. SolarCity struggled throughout the year but particularly in the first quarter, which followed the Nevada Public Utilities Commission’s decision in late 2015 to end net metering. This move significantly reduced the rate utilities will pay consumers for surplus electricity, in turn motivating SolarCity to pull up stakes and abandon the Nevada market.

SolarEdge (SEDG) and SunEdison (SUNE) round out the top five negative performers for the Fund during the year. SolarEdge is an inverter manufacturer that struggled in 2016 and finished the year down -55.98% in part due to the slowing residential solar market as well as a shift from nationwide to local installers—SolarEdge primarily supplies components to big national installers such as SolarCity (SCTY) and SunPower (SPWR). SunEdison, which develops large-scale solar power projects, finished the year down -98.61%. In mid-April the company filed for chapter 11 bankruptcy protection as it attempts to restructure its debt obligations.

12	2016 Annual Report

Fund Performance and Holdings Information  (as of 12/31/16)
Firsthand Alternative  Energy Fund vs. Market Indices

	FIRSTHAND ALTERNATIVE ENERGY FUND	WILDERHILL CLEAN ENERGY INDEX	S&P 500 INDEX
Since Inception (10/29/07)	-6.70%	-18.52%	6.44%
5-Year	3.90%	-5.34%	14.62%
3-Year	-6.49%	-16.61%	8.85%
1-Year	-9.26%	-22.12%	11.95%

GROWTH  OF A HYPOTHETICAL $10,000  INVESTMENT

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end,  please contact Firsthand Funds by calling 1.888.884.2675  or go to www. firsthandfunds.com.

HOLDINGS BY INDUSTRY*	% NET ASSETS
Renewable Energy	30.7%
Energy Efficiency	12.9%
Semiconductors	12.0%
Other Electronics	11.3%
Industrials	6.7%
Advanced Materials	6.3%
Automotive	4.9%
Engineering Service	3.4%
Waste & Environment Service	3.1%
Electrical Equipment	2.9%
Materials	2.9%
Environmental Services	1.2%
Intellectual Property	0.1%
Net Other Assets and Liabilities	1.6%

TOP 10 HOLDINGS**	% NET ASSETS
Power Integrations, Inc.	7.7%
Itron, Inc.	6.9%
Cree, Inc.	5.2%
TerraForm Power, Inc.	5.0%
Tesla Motors, Inc.	4.9%
Honeywell International, Inc.	4.7%
First Solar, Inc.	4.4%
Exar Corp.	4.2%
Vestas Wind Systems A/S	3.9%
3M Co.	3.5%

*
Based on percentage of net assets as of 12/31/16. **Top 10 stock holdings total 50.4% of net assets. These holdings are current as of 12/31/16,  and may not be representative of current or future investments.

www.firsthandfunds.com	13

REPORT OF INDEPENDENT  REGISTERED PUBLIC ACCOUNTING  FIRM

To the Shareholders of Firsthand Technology Opportunities Fund and Firsthand Alternative  Energy Fund and The Board  of Trustees of Firsthand Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund (the ‘‘Funds’’), each a series of Firsthand Funds, as of December 31, 2016 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and private companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2016, the results of their operations for the year then ended, the statements of changes in net assets for each of the two years for the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER, LLP
Philadelphia, Pennsylvania
February 17, 2017

14	2016 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Portfolio of Investments (as of 12/31/16)

INDUSTRY/COMPANY (% OF NET ASSETS)	SHARES	MARKET VALUE
COMMON STOCKS — 95.0% ($73,142,901)
Advertising Technology (1.5%)
Rocket Fuel, Inc.*	660,000	$1,128,600

Automotive (2.8%)
Tesla Motors, Inc.*	10,000	2,136,900

Communications (5.2%)
Equinix, Inc.	10,027	3,583,750
Gogo, Inc.*	50,000	461,000
		4,044,750
Computer (0.7%)
Apple, Inc.	4,500	521,190

Computer Storage Devices (1.5%)
Pure Storage, Inc., Class A *	100,000	1,131,000

Consumer Electronics (0.9%)
Fitbit, Inc., Class A *	100,000	732,000

Internet (38.3%)
Alibaba Group Holding, Ltd. - SP ADR *	40,000	3,512,400
Alphabet, Inc., Class C*	5,516	4,257,359
Amazon.com, Inc.*	5,000	3,749,350
Baidu, Inc. - SP ADR*	15,000	2,466,150
Netflix, Inc.*	35,000	4,333,000
Pandora Media, Inc.*	200,000	2,608,000
PayPal Holdings, Inc. *	30,000	1,184,100
SINA Corp.*	15,000	911,850
Tencent Holdings, Ltd.	265,000	6,482,752
		29,504,961
Networking (12.7%)
Arista Networks, Inc.*	75,000	7,257,750
Palo Alto Networks, Inc.*	20,000	2,501,000
		9,758,750

see accompanying notes to financial statements

www.firsthandfunds.com	15

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued
Portfolio of Investments (as of 12/31/16)

INDUSTRY/COMPANY (% OF NET ASSETS)		MARKET VALUE
Semiconductors (13.8%)
Ambarella, Inc.*	40,000	$2,165,200
Exar Corp.*	250,000	2,695,000
InvenSense, Inc.*	450,000	5,755,500
		10,615,700
Social Networking (11.2%)
Facebook, Inc., Class A*	60,000	6,903,000
Twitter, Inc.*	100,000	1,630,000
Weibo Corp. - SP ADR *	1,500	60,900
		8,593,900
Software (6.4%)
Adobe Systems, Inc.*	15,000	1,544,250
VMware, Inc., Class A*	10,000	787,300
Workday, Inc., Class A*	40,000	2,643,600
		4,975,150
INVESTMENT COMPANY (6.8%)

Fidelity Investments Money Market Portfolio - Institutional Shares (1)	5,208,885	5,208,885

Total Investments — 101.8% (Cost $62,333,552)		78,351,786

Liabilities in excess of other assets — (1.8)%		(1,407,083)

NET ASSETS — 100.0%		$76,944,703

*	Non-income producing security.
(1)	The Fidelity Investments Money Market Portfolio invests primarily in U.S. Treasury Securities.
SP ADR Sponsored American Depositary Receipt

see accompanying notes to financial statements

16	2016 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND
Portfolio of Investments (as of 12/31/16)

INDUSTRY/COMPANY (% OF NET ASSETS)	SHARES	MARKET VALUE
COMMON STOCKS —98.4% ($5,002,431)
Advanced Materials (6.3%)
Corning, Inc.	6,460	$156,784
Praxair, Inc.	1,400	164,066
SunEdison, Inc.*	21,130	1,491
		322,341
Automotive (4.9%)
Tesla Motors, Inc. *	1,155	246,812

Electrical Equipment (2.9%)
ABB, Ltd. - SP ADR	7,000	147,490

Energy Efficiency (12.9%)
Honeywell International, Inc.	2,080	240,968
Itron, Inc.*	5,565	349,760
Silver Spring Networks, Inc. *	5,000	66,550
		657,278
Engineering Service (3.4%)
Quanta Services, Inc.*	5,000	174,250

Environmental Services (1.2%)
Advanced Emissions Solutions, Inc.*	6,800	62,832

Industrials (6.7%)
3M Co.	1,000	178,570
United Technologies Corp.	1,500	164,430
		343,000
Intellectual Property (0.1%)
Silicon Genesis Corp., Common (1)*	181,407	3,773

Materials (2.9%)
AdvanSix Inc. *	83	1,838
Aspen Aerogels, Inc.*	35,000	144,550
		146,388
Other Electronics (11.3%)
Cree, Inc.*	10,000	263,900
Intevac, Inc.*	15,800	135,090
Koninklijke Philips Electronics N.V.	5,770	176,389
		575,379

see accompanying notes to financial statements

www.firsthandfunds.com	17

FIRSTHAND ALTERNATIVE ENERGY FUND - continued
Portfolio of Investments (as of 12/31/16)

INDUSTRY/COMPANY (% OF NET ASSETS)	SHARES	MARKET VALUE
Renewable Energy (30.7%)
Amtech Systems, Inc.*	6,600	$28,050
First Solar, Inc.*	7,000	224,630
Gamesa Corp. Tecnologica S.A.	7,271	147,490
Iberdrola S.A.	19,657	128,994
JA Solar Holdings Co., Ltd. - ADR*	13,000	61,880
Motech Industries, Inc.*	58,069	50,990
Orion Energy Systems, Inc.*	14,000	30,380
Sharp Corp.*	11,000	25,412
SolarEdge Technologies, Inc. *	11,000	136,400
SunPower Corp., Class B*	19,931	131,744
Sunrun, Inc. *	5,000	26,550
TerraForm Power, Inc., Class A *	20,000	256,200
ULVAC, Inc.*	2,700	82,704
Vestas Wind Systems A.S.	3,000	195,802
Vivint Solar, Inc.*	12,000	30,600
		1,557,826

Semiconductors (12.0%)
Exar Corp.*	20,000	215,600
Power Integrations, Inc.	5,799	393,462
		609,062
Waste & Environment Service (3.1%)
Covanta Holding Corp.	10,000	156,000

PREFERRED STOCK — 0.0% ($1,472)
Intellectual Property (0.0%)
Silicon Genesis Corp., Series 1-C (1)*	152	165
Silicon Genesis Corp., Series 1-E (1)*	3,000	1,307
		1,472

Investment Company — 2.1%
Fidelity Investments Money Market Portfolio -Institutional Shares (2)	103,423	103,423

Total Investments —100.5% (Cost $6,458,935)		5,107,326

Liabilities in excess of other assets — (0.5)%		(25,300)

NET ASSETS — 100.0%		$5,082,026

*	Non-income producing security.
(1)	Restricted/illiquid security (0.01% of net assets).
(2)	The Fidelity Investments Money Market Portfolio invests primarily in U.S. Treasury Securities.
SP ADR Sponsored American Depositary Receipt

see accompanying notes to financial statements
18	2016 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2016

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
ASSETS
Investment securities:
Acquisition cost	$62,333,552	$6,458,935
Market value (Note 2)	78,351,786	5,107,326
Receivable from dividends, interest, and reclaims	—	3,642
Receivable for capital shares sold	102,619	17,479
TOTAL ASSETS	78,454,405	5,128,447

LIABILITIES
Payable to affiliates (Note 4)	121,567	8,490
Payable for capital shares redeemed	1,388,135	37,931
TOTAL LIABILITIES	1,509,702	46,421
NET ASSETS	$76,944,703	$5,082,026

Net Assets consist of:
Paid-in-capital	$61,349,013	$7,624,755
Accumulated net realized (loss) from security transactions and foreign currency transactions	(422,544)	(1,190,996)
Net unrealized appreciation (depreciation) on investments and foreign currency	16,018,234	(1,351,733)
NET ASSETS	$76,944,703	$5,082,026

Shares outstanding	11,986,531	961,335
Net asset value, redemption price and offering price per share (Note 2)	$6.42	$5.29

see accompanying notes to financial statements

www.firsthandfunds.com	19

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2016

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
INVESTMENT INCOME
Dividends	$330,336	$73,795
Foreign tax withholding	—	(824)
TOTAL INVESTMENT INCOME	330,336	72,971
EXPENSES
Investment advisory fees (Note 4)	1,119,951	90,836
Administration fees (Note 4)	359,985	26,716
Trustees fees	9,500	9,700
GROSS EXPENSES	1,489,436	127,252
Trustees fees reimbursement	(9,500)	(9,700)
TOTAL NET EXPENSES	1,479,936	117,552

NET INVESTMENT LOSS	(1,149,600)	(44,581)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (losses) from security transactions	13,713,323	(377,517)
Net realized gains (losses) on foreign currency	(7)	8
Net change in unrealized appreciation/depreciation on investments and foreign currency	(10,190,647)	(265,820)
Net Realized and Unrealized Gain (Loss) on Investments	3,522,669	(643,329)

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,373,069	$(687,910)

see accompanying notes to financial statements

20	2016 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2016, and December 31, 2015

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	Year Ended 12/31/16	Year Ended 12/31/15
FROM OPERATIONS:
Net investment loss	$(1,149,600)	$(1,348,899)
Net realized gains from security transactions and foreign currency	13,713,316	16,092,421
Net change in unrealized (depreciation) on investments and foreign currency	(10,190,647)	(11,261,890)
Net increase in net assets from operations	2,373,069	3,481,632
DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments	(17,389,437)	(9,439,955)
Total Distributions	(17,389,437)	(9,439,955)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,359,712	36,378,739
Dividends reinvested	16,922,986	9,252,754
Payment for shares redeemed	(33,521,951)	(43,468,245)
Net increase (decrease) in net assets from capital share transactions	(13,239,253)	2,163,248
TOTAL DECREASE IN NET ASSETS	(28,255,621)	(3,795,075)

NET ASSETS:
Beginning of year	105,200,324	108,995,399
End of year	$76,944,703	$105,200,324

COMMON SHARE ACTIVITY:
Shares sold	461,266	3,985,647
Shares reinvested	2,640,091	1,207,932
Shares redeemed	(4,711,554)	(4,993,451)
Net increase (decrease) in shares outstanding	(1,610,197)	200,128
Shares outstanding, beginning of year	13,596,728	13,396,600
Shares outstanding, end of year	11,986,531	13,596,728

see accompanying notes to financial statements

www.firsthandfunds.com	21

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2016, and December 31, 2015

	FIRSTHAND ALTERNATIVE ENERGY FUND
	Year Ended 12/31/16	Year Ended 12/31/15
FROM OPERATIONS:
Net investment loss	$(44,581)	$(88,854)
Net realized gains (losses) from security transactions and foreign currency	(377,509)	95,787
Net change in unrealized (depreciation) on investments and foreign currency	(265,820)	(771,529)
Net decrease in net assets from operations	(687,910)	(764,596)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	936,233	2,927,529
Payment for shares redeemed	(2,488,298)	(3,950,109)
Net decrease in net assets from capital share transactions	(1,552,065)	(1,022,580)
TOTAL DECREASE IN NET ASSETS	(2,239,975)	(1,787,176)

NET ASSETS:
Beginning of year	7,322,001	9,109,177
End of year	$5,082,026	$7,322,001

COMMON SHARE ACTIVITY:
Shares sold	178,035	462,277
Shares redeemed	(472,678)	(616,994)
Net decrease in shares outstanding	(294,643)	(154,717)
Shares outstanding, beginning of year	1,255,978	1,410,695
Shares outstanding, end of year	961,335	1,255,978

see accompanying notes to financial statements

22	2016 Annual Report

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding  throughout  each year

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value at beginning of year	$7.74	$8.14	$7.86	$6.30	$5.40
Income from investment operations:
Net investment loss	(0.10)	(0.10)	(0.10)	(0.09)	(0.08)
Net realized and unrealized gains on investments	0.56	0.44	0.83	2.09	0.98
Total from investment operations	0.46	0.34	0.73	2.00	0.90
Distributions from:
Realized capital gains	(1.78)	(0.74)	(0.45)	(0.44)	—
Net asset value at end of year	$6.42	$7.74	$8.14	$7.86	$6.30
Total return	5.99%	4.28%	9.29%	31.80%	16.67%
Net assets at end of year (millions)	$76.9	$105.2	$109.0 $	99.0	$95.1
Ratio of gross expenses to average net assets before waiver	1.86%	1.86%	1.86%	1.86%	1.86%
Ratio of net expenses to average net assets after waiver	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment loss to average net assets	(1.45%)	(1.17%)	(1.28%)	(1.31%)	(1.28%)
Portfolio turnover rate	18%	19%	23%	21%	81%*

*	Portfolio turnover excludes the purchases and sales in connection with the merger of Firsthand Technology Leaders Fund into the Fund.

see accompanying notes to financial statements

www.firsthandfunds.com	23

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding  throughout  each year

FIRSTHAND  ALTERNATIVE ENERGY FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value at beginning of year	$5.83	$6.46	$6.47	$3.34 $	4.37
Income from investment operations:
Net investment loss	(0.05)	(0.07)	(0.12)	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.49)	(0.56)	0.11	3.18	(0.99)
Total from investment operations	(0.54)	(0.63)	(0.01)	3.13	(1.03)
Net asset value at end of year	$5.29	$5.83	$6.46	$6.47 $	3.34
Total return	(9.26%)	(9.75%)	(0.15%)	93.71%	(23.57%)
Net assets at end of year (millions)	$5.1	$7.3	$9.1	$13.6 $	2.0
Ratio of gross expenses to average net assets before waiver	2.14%	2.11%	2.04%	2.14%	2.38%
Ratio of net expenses to average net assets after waiver	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment loss to average net assets	(0.75%)	(1.14%)	(0.98%)	(1.52%)	(0.98%)
Portfolio turnover rate	10%	5%	57%	26%	10%

see accompanying notes to financial statements

24	2016 Annual Report

NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1. ORGANIZATION

Each of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund (individually the “Fund”, and collectively the “Funds”) is a non-diversified series of Firsthand Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, a Delaware statutory trust, was organized on November 8, 1993. Each Fund currently offers one class of shares—Investor Class shares. The inception dates for the Funds (the date on which a net asset value was first determined for that Fund) follow:

FUND	INCEPTION DATE
Firsthand Technology Opportunities Fund	September 30, 1999
Firsthand Alternative Energy Fund	October 29, 2007

Each Fund’s investment objective is long-term growth of capital.

Firsthand Technology Opportunities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of high-technology companies in the industries and markets that Firsthand Capital Management, Inc. (the “Investment Adviser”) believes hold the most growth potential within the technology sector.

Firsthand Alternative Energy Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in alternative energy and energy technology companies, both U.S. and international.

The Funds are an investment company and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — A Fund’s portfolio of securities is valued as follows:

1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

www.firsthandfunds.com	25

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

In pricing illiquid, privately placed securities, the Investment Adviser follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

26	2016 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the following Funds’ net assets as of December 31, 2016:

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
TEFQX
Common Stocks
Advertising Technology	$1,128,600	$—	$—
Automotive	2,136,900	—	—
Communications	4,044,750	—	—
Computer	521,190	—	—
Computer Storage Devices	1,131,000	—	—
Consumer Electronics	732,000	—	—
Internet	29,504,961	—	—
Networking	9,758,750	—	—
Semiconductors	10,615,700	—	—
Social Networking	8,593,900	—	—
Software	4,975,150	—	—
Total Common Stock	73,142,901	—	—
Investment Company	5,208,885	—	—
Total	$78,351,786	$—	$—

www.firsthandfunds.com	27

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
ALTEX
Common Stocks
Advanced Materials	$322,341	$—	$—
Automotive	246,812	—	—
Electrical Equipment	147,490	—	—
Energy Efficiency	657,278	—	—
Engineering Service	174,250	—	—
Environmental Services	62,832	—	—
Industrials	343,000	—	—
Intellectual Property	—	—	3,773
Materials	146,388	—	—
Other Electronics	575,379	—	—
Renewable Energy	1,557,826	—	—
Semiconductors	609,062	—	—
Waste & Environ. Service	156,000	—	—
Total Common Stocks	4,998,658	—	3,773
Preferred Stocks	—	—	1,472
Investment Company	103,423	—	—
Total	$5,102,081	$—	$5,245

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Transfers in and out of the levels are recognized at the value at the end of the period.

Following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

28	2016 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

FIRSTHAND ALTERNATIVE ENERGY FUND

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	BALANCE AS OF 12/31/15	NET PURCHASES	NET SALES	NET REALIZED GAINS (LOSSES)	NET UNREALIZED APPRECIATION (DEPRECIATION)	TRANSFERS IN (OUT) OF LEVEL 3	BALANCE AS OF 12/31/16

Common Stocks Intellectual Property	$4,535	$—	$—	$—	$(762)	$—	$3,773
Preferred Stocks	1,557	—	—	—	(85)	—	1,472
Total	$6,092	$—	$—	$—	$(847)	$—	$5,245

The below chart represents quantitative disclosure about significant unobservable inputs for level 3 fair value measurements:

	FAIR VALUE AT 12/31/16	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE
Direct venture capital	$5,245	Prior Transaction	Years to Expiration	5 years
investments: Intellectual Property		Analysis	Adjustment for Market Movement	(5.3%)
			Volatility	54.4%
			Risk-free Rate	1.14%
			Discount for Lack of Marketability	32.9%

Share Valuation — The net asset value (“NAV”) per share of each Fund is calculated by dividing the net assets of the Fund (i.e, the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses)) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

www.firsthandfunds.com	29

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

Foreign Securities — Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source. Neither Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The Funds may also write put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For the year ended December 31, 2016, the Funds did not hold any written options.

Distributions to Shareholders — Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

30	2016 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

Short Positions — Firsthand Alternative Energy Fund may sell securities short for economic hedging purposes. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction. The Fund is liable for any dividends payable on securities while those securities are in a short position.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, cash equivalents and/or liquid securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. The Fund did not invest in short sales for the year ended December 31, 2016.

Reclassification of Capital Accounts — Permanent book and tax differences resulted in reclassifications for the year ended December 31, 2016 as follows:

	INCREASE (DECREASE)
	Paid-in-Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Firsthand Technology Opportunities Fund	$(1,149,607)	$1,149,600	$7
Firsthand Alternative Energy Fund	(44,573)	44,581	(8)

These reclassifications, related to different treatment of current year write off of net operating loss and different book and tax treatment for gain/loss on foreign currency, have no effect on net asset value per share.

Security Transactions — Security transactions are accounted for no later than one business day following the trade date, however, for financial reporting purposes, security transactions are accounted for on trade date. Realized gains and losses are calculated on a specific identification basis.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

www.firsthandfunds.com	31

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

Federal Income Tax — Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid for the years ended December 31, 2016 and 2015 was as follows:

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	2016	2015
From ordinary income	$67,305	$1,002,529
From long-term capital gains	$17,322,132	$8,437,426

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2016.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Gross unrealized appreciation	$28,678,351	$935,363

Gross unrealized depreciation	(12,660,117)	(2,373,461)
Net unrealized appreciation (depreciation)	$16,018,234	$(1,438,098)
Federal income tax cost	$62,333,552	$6,545,424

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations.

32	2016 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

As of December 31, 2016, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	EXPIRING 2017	EXPIRING 2018	SHORT-TERM NO EXPIRATION	LONG-TERM NO EXPIRATION	TOTAL
TEFQX*	$—	$—	$—	$—	$	(—)
ALTEX*	(172,410)	(108,018)	(430,699)	(393,380)		(1,104,507)

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.

For the year ended December 31, 2016, the Technology Opportunities Fund utilized $81,321 of capital loss carryforwards.

Components of Distributable Earnings

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Net Unrealized Appreciation (Depreciation)*	$16,018,234	$(1,438,222)
Undistributed Ordinary Income	—	—
Undistributed Long-Term Capital Gains	—	—
Qualified Late Year Losses Deferred**	(259,211)	—
Other Temporary Differences	(163,333)	—
Accumulated Capital Loss Carryforward	—	(1,104,507)
Total Distributable Earnings/Accumulated Loss	$15,595,690	$(2,542,729)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

The Funds are subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2016, 2015, 2014 and 2013 remain open to federal and state audit. As of December 31, 2016, management has evaluated the application of these provisions to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax provisions.

www.firsthandfunds.com	33

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

3. INVESTMENT  TRANSACTIONS (EXCLUDING SHORT-TERM INVESTMENTS)  WERE AS FOLLOWS FOR THE YEAR ENDED DECEMBER 31, 2016

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Purchase of investment securities	$14,041,072	$618,383
Proceeds from sales and maturities of investment securities	$48,879,991	$1,830,891

4. INVESTMENT ADVISORY AND ADMINISTRATION  AGREEMENTS; CERTAIN TRUSTEES AND  OFFICERS OF THE TRUST ARE ALSO OFFICERS OF THE INVESTMENT   ADVISER AND BNY MELLON.

Certain trustees and officers of the Trust are also officers of the Investment Adviser or BNY Mellon Investment Servicing (US) Inc. (‘‘BNY Mellon’’). BNY Mellon serves as the sub-administrator, investment accounting agent, and shareholder servicing and transfer agent.

INVESTMENT ADVISORY  AGREEMENT
Each Fund’s investments are managed by the Investment Adviser pursuant to the terms of a master investment advisory agreement  (the ‘‘Advisory Agreement’’).  Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objective, policies, and limitations. Subject to certain exceptions set forth in the Advisory Agreement, the Investment Adviser is responsible for (i) compensation of any of the Fund’s trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser’s personnel and other expenses incurred in connection with the provision of portfolio management  services under the Advisory Agreement.

Firsthand Capital Management, Inc. is the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.40% for TEFQX  and 1.53% for ALTEX of its average daily net assets, respectively. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each Fund to the extent necessary to limit a Fund’s total operating expenses to 1.85%, for TEFQX and 1.98% for ALTEX, excluding any extraordinary fees, of its average net assets up to $200 million, 1.80% for TEFQX and 1.93% for ALTEX of such assets from $200 million to $500 million, 1.75% for TEFQX and 1.88% for ALTEX of such assets from $500 million to $1 billion, and 1.70% for TEFQX and 1.83% for ALTEX of such assets in excess of $1 billion.

34	2016 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

ADMINISTRATION  AGREEMENT
The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the ‘‘Administration Agreement’’). Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund’s operating expenses excluding brokerage and commission expenses; short sale expenses; fees payable under ‘‘Rule 12b-1 plans’’, if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses. For the services it provides under the Administration Agreement, the Investment Adviser receives, on a monthly basis, a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

BNY Mellon has a Sub-Administration Agreement with the Investment Adviser. Under this agreement, the Investment Adviser (not the Funds) pays to BNY Mellon the fees for the administrative services provided by BNY Mellon. In the case of Firsthand Alternative Energy Fund, the Investment Adviser has also agreed to donate a portion of its management fees allocated, amounting to 0.20% of Firsthand Alternative Energy Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.

Additionally, BNY Mellon serves as the Trust’s sub-administrator, investment accounting agent and shareholder servicing and transfer agent. The Bank of New York Mellon, serves as the custodian for the Trust.

www.firsthandfunds.com	35

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

5. INVESTMENTS  IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2016, Firsthand Technology Opportunities Fund did not invest in any restricted securities and the Firsthand Alternative Energy Fund was invested in the following restricted securities:

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
Silicon Genesis Corp., Common Stock	September 2, 2008	109,855	$32,957	$2,285	0.0	%*
Silicon Genesis Corp., Common Stock	September 26, 2008	71,552	21,466	1,488	0.0	%*
Silicon Genesis Corp., Series 1-C P/S	September 2, 2008	152	46	165	0.0	%*
Silicon Genesis Corp., Series 1-E P/S	September 2, 2008	3,000	3,180	1,307	0.0	%*
			$57,649	$5,245	0.1	%*

P/S - Preferred Stock
*	Less than 0.05%

Each Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional restricted securities once such securities comprise 15% of a Fund’s net assets. The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. The restriction stems from the concern that, for an open-end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that a Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at that Fund’s then carrying value.

36	2016 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued
December 31, 2016

As of December 31, 2016, Kevin Landis represents the Funds and sits on the following private company’s board: Silicon Genesis Corp. Serving on the boards of directors of the portfolio companies may cause conflicts of interest. The Adviser has adopted various procedures to ensure that the Funds will not be unfavorably affected by these potential conflicts.

6. RISKS

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser’s control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on a Fund than it would if the Fund diversified its investments. Another risk for each Fund is its concentration of investments in companies within high-technology  industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

7. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

www.firsthandfunds.com	37

ADDITIONAL INFORMATION (UNAUDITED)
December 31, 2016

BOARD REVIEW OF ADVISORY  AGREEMENT (UNAUDITED)

Trustees (the ‘‘Board’’) of Firsthand Funds (the ‘‘Trust’’), including all of the Trustees who are not ‘‘interested persons’’ of the Trust, as that term is defined in the 1940 Act (the ‘‘Independent Trustees’’), considered the renewal of the master investment advisory agreement between Firsthand Capital Management, Inc. (the ‘‘Adviser’’) and the Trust on behalf of each of its series (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) (the ‘‘Advisory Agreement’’). The Advisory Agreement was approved for an additional one-year term at a meeting of the Board held on August 12, 2016. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser, with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

Nature, Extent and Quality of Services
The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by the Adviser. The most recent Form ADV for the Adviser was provided to the Board, as were written and oral responses of the Adviser to an information request submitted by independent legal counsel on behalf of the Independent Trustees. The Board reviewed these responses, which included, among other things, information about the background and experience of the investment personnel of the Adviser primarily responsible for day-to-day portfolio management of the Funds. The Board also considered the Adviser’s separate Administration Agreement with the Funds and the Adviser’s overall ability to manage and administer the Funds as well as to oversee the service providers to the Funds.

The Board evaluated the ability of the Adviser, considering its financial condition, resources, reputation and other attributes, to attract and retain highly qualified investment professionals,  including research, advisory, supervisory and administrative personnel. In this regard, the Board considered information regarding the Adviser’s compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans.

The Board considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent ‘‘soft dollar’’ benefits are sought, the extent to which efforts are made to recapture transaction costs and the controls applicable to brokerage allocation procedures.  The Board reviewed the policies of the Adviser regarding the allocation of portfolio investment opportunities among the Funds and other clients. The Board noted that the Adviser does not use ‘‘traditional soft-dollar’’ arrangements, where soft-dollar credits are generated based on the level of trades and then used for products or services from third-parties. The Board also noted that the Adviser, from time to time, entered into arrangements where it received research (including invitations to conferences) from broker-dealers that the Adviser used to execute client trades. The Board also considered that the Adviser had outsourced the trading function to achieve certain operating efficiencies.

38	2016 Annual Report

ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2016

The Board also considered the markets for the Funds, including the principal channels through which the Funds’ shares are offered and sold, and the activities of the Adviser in connection with the marketing of the Funds.

In addition, the Board received and reviewed information on SEC and other inquiries, examinations and proceedings  relating to the Funds and the Adviser, including the former Adviser. The Board considered the investment and legal compliance programs of the Adviser, including its implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives, and the level of compliance attained by the Adviser.

Based on the above factors, together with those referenced below, the Board, including a majority of the Independent Trustees, concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each fund by the Adviser.

Fund Performance
The Board considered each Fund’s performance results over one-year, three-year, five-year and ten-year periods, or shorter periods, as relevant. It also considered these results in comparison to the performance results of various benchmark  indices and of the Funds in relevant Morningstar sectors. The Board referenced the presentation regarding performance earlier in the meeting and noted that TEFQX had exhibited strong performance over the ten-year period ended June 30, 2016, which is consistent with the Board’s emphasis on longer-term performance. The Board also noted the periods for which each Fund had experienced weaker performance. The Board recognized that each Fund had experienced various periods of underperformance against the peer group funds and the applicable benchmark index, but the Board noted that the Adviser has remained committed to its investment strategy and style and the Board was pleased with that consistency.

Investment  Advisory  Fee Rates and Other Expenses
The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to the Adviser for investment advisory services. Additionally, the Board received and considered information comparing the Advisory Agreement Rates (both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates) and the total expense ratios of the Funds with those of other funds in appropriate peer universes provided by Lipper. The Board noted that the respective Advisory Agreement Rates for each Fund were significantly higher than the median rates of each Fund’s peer universe, but that the total expense ratio of each Fund was not appreciably above the median total expense ratio of the respective peer universe. The Board deemed the comparison of total expense ratios to be more relevant than the comparison of Advisory Agreement Rates because of the unitary fee structure of the Funds.

www.firsthandfunds.com	39

ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2016

Profitability
The Board received and considered a profitability analysis of the Adviser with respect to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that the Adviser received with regard to providing these services to the Funds were not excessive.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale with respect to the existing Funds.  The Board observed that the Investment Advisory Agreement limits each Fund’s total annual operating expenses to a percentage of the Fund’s assets and that this percentage is reduced as the Fund’s assets grow (known as ‘‘breakpoints’’). The Board concluded that no change was necessary to the current breakpoints to reflect any economies of scale.

Information about Services to Other Clients
The Board also received and considered information about the services and fee rates offered by the Adviser to its other clients, including other registered and unregistered investment companies, private accounts and institutional investors. The Board concluded that the investment advisory rates charged by the Adviser to the Funds were within a reasonable range of the fee rates offered to other clients of the Adviser. Where rates offered to other clients or potential clients were lower, the Board concluded that the costs associated with managing and operating a registered open-end fund, compared with an unregistered investment company, private account or institutional investor account provided a justification for higher fee rates to the Funds.

Other Benefits to the Adviser
The Board received and considered information regarding potential ‘‘fall-out’’ or ancillary benefits to the Adviser as a result of its relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Funds (such as ‘‘soft dollar’’ benefits) and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser).

40	2016 Annual Report

ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2016

Other Factors and Broader Review
Throughout the year, the Board regularly reviews and assesses the quality of the services that the Funds receive from the Adviser. In this regard, the Board reviews reports of the Adviser in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports. In addition, the Board interviews the portfolio managers of the Funds at various times throughout the year.

Board Consideration
After considering the aforementioned factors and based on its deliberations and evaluation of the information provided to it, the Board concluded that re-approval of the Investment Advisory Agreement for each of the Funds was in the best interest of the Funds and their shareholders.

FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2016, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (‘‘QDI’’) to qualify for the lower tax applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (‘‘DRD’’) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

	QDI	DRD
Firsthand Technology Opportunities Fund	100.00%	100.00%
Firsthand Alternative Energy Fund	0.00%	0.00%

For the year ended December 31, 2016, Firsthand Technology Opportunities Fund designated $17,322,132 as long-term capital gains.

PROXY VOTING POLICIES AND PROCEDURES
The Funds have adopted proxy voting procedures pursuant to which the Funds delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Investment Adviser as part of the Investment Adviser’s general management of the Funds, subject to the Board of Trustees’ continuing oversight. A copy of the Funds’ proxy voting policy and procedures is available without charge, upon request, by calling 1.888.884.2675. Information regarding how the Investment Adviser voted these proxies during the most recent one-year period ended June 30 is available by calling the same number and on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov on Form N-PX. The Funds’ voting record is also available on the Funds’ website at www.firsthandfunds.com/proxy.

www.firsthandfunds.com	41

ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2016

PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

42	2016 Annual Report

ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2016

Information about the trustees and officers* of the Funds is set forth in the following table. The Statement of Additional Information (the ‘‘SAI’’) includes additional information about the Funds’ trustees and officers and is available free of charge, upon request, by calling 1.888.884.2675.

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
DISINTERESTED TRUSTEES
Greg Burglin (1960) TRUSTEE 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	THREE	None
Kimun Lee (1946) TRUSTEE 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2013	Mr. Lee is a California registered investment advisor. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980.	THREE
Since September 2009, Mr. Lee has served as a principle and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares S&P GSCI Commodity Optimized Trust, iShares Commodity Indexed Trust, iShares Gold Trust, and iShares Silver Trust. Since April 2014, Mr. Lee has served as a trustee of FundX Investment Trust that operates FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundXTactical Upgrader Fund, and FundX Flexible Total Return Fund.

www.firsthandfunds.com	43

ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2016

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
INTERESTED TRUSTEE
Kevin M. Landis[2] (1961) TRUSTEE/PRESIDENT/ SECRETARY 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 1994	Mr. Landis is President and Chief Executive Officer of Firsthand Capital Management and has been portfolio manager with FCM since August 2009.	THREE	NONE[3]
OFFICERS WHO ARE NOT TRUSTEES
Dimitris Spiliakos (1977) ASSISTANT SECRETARY 135 Santilli Highway Everett, MA 02149	SINCE 2015
Mr. Spiliakos is Vice President and Manager of BNY Mellon Investment Servicing (US) Inc. since 2015. He was Senior Specialist of BNY Mellon Investment Servicing (US) Inc. from 2012 to 2015. He was Public Finance Paralegal at Bowditch & Dewey, LLP from 2007 to 2012.
			N/A	N/A
NICHOLE MILESKI (1971) CHIEF COMPLIANCE OFFICER 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2013	Ms. Mileski is corporate counsel of FCM since 2013; corporate paralegal of FCM since 2011.	N/A	N/A

44	2016 Annual Report

ADDITIONAL INFORMATION (UNAUDITED) - continued
December 31, 2016

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
OFFICERS WHO ARE NOT TRUSTEES (continued)
OMAR BILLALWALA (1961) TREASURER 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2011	Chief Operating Officer and Chief Financial Officer of Firsthand Capital Management, Inc. from 1999 to present. Treasurer of Firsthand Funds from 2011 to present.	N/A	N/A

*	The term ‘‘officer’’ means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.
(1)	Each trustee shall serve for the lifetime of Firsthand Funds or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the trustees.
(2)	Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.
(3)
Mr. Landis also currently sits on the board of directors for 10 private companies: Silicon Genesis Corp.; Hera Systems, Inc.; Revasum, Inc.; IntraOp Medical Corp.; Pivotal Systems Corp.; Phunware, Inc.; QMAT, Inc.; Telepathy Investors, Inc.; Vufine, Inc.; and Wrightspeed, Inc.

www.firsthandfunds.com	45

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

FIRSTHAND FUNDS
P.O. Box 9836
Providence, RI 02940-8036
www.firsthandfunds.com

INVESTMENT ADVISER
Firsthand Capital Management, Inc.
150 Almaden Blvd., Suite 1250
San Jose, CA 95113
www.firsthandcapital.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
1.888.884.2675

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for a prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

The interlocking ‘‘F’’ design is a registered trademark of Firsthand Capital Management, Inc.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description except that effective May 13, 2011, Omar Billawala replaced Kevin Landis as Treasurer (in the capacity of Chief Financial Officer) of the registrant.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has not determined that any of its members is qualified as an audit committee financial expert. Although each member of the Audit Committee is “independent,” as defined by Item 3 of Form N-CSR, and is financially sophisticated, the registrant has in place a small Board of Trustees with a limited number of members. Even without an audit committee financial expert, the registrant is comfortable that its Audit Committee can function effectively given the investment and financial experience and expertise of its members.

Item 4. Principal Accountant Fees and Services.

•
Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement.  The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,800 for 2016 and $30,800 for 2015.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 for 2016 and $4,200 for 2015.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,500 for 2016 and $1,500 for 2015. The fees are incurred in connection with the principal accountants performing an annual anti-money laundering audit program for the Registrant.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre-approvals of audit and "permissible" non-audit services to be provided by the Auditors to the Funds, subject to the ratification of the full Committee at its next regularly scheduled meeting.  Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to:  reviewing the Funds' internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to a Fund is not required if:  (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the "De Minimus Exceptions").

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) a Fund's investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund.  The De Minimus Exceptions applies to pre-approvals under this paragraph as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2015 .

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Firsthand Funds

By (Signature and Title)*	/s/ Kevin Landis
Kevin M. Landis, President and Secretary
(principal executive officer)

Date	February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Landis
Kevin M. Landis, President and Secretary
(principal executive officer)

Date	February 28, 2017

By (Signature and Title)*	/s/ Omar Billawala
Omar Billawala, Treasurer
(principal financial officer)

Date	February 28, 2017

*	Print the name and title of each signing officer under his or her signature.